UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.             )

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VARIAN MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 7, 2008

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Hansen Way, Palo Alto, CA		94304-1030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Varian Medical Systems, Inc. (the “Company”) regrets to report that Steven A. Leibel, M.D., a member since October 2007, died unexpectedly on February 7, 2008. Dr. Leibel, a Professor of Radiation Oncology at the Stanford University School of Medicine and the Ann and John Doerr Medical Director of the Stanford Cancer Center, was 61. A copy of the Company’s press release entitled “Varian Medical Systems Board Member Steven A. Leibel Passes Away” is attached as Exhibit 99.1.

Dr. Leibel was a nominee for election to the Company’s Board of Directors at the Company’s 2008 Annual Meeting of Stockholders to be held on February 14, 2008 (the “2008 Annual Meeting”). Because of Dr. Leibel’s unexpected death, the Board of Directors has reduced the size of the Company’s Board of Directors from ten to nine, with the reduction occurring in the class of directors nominated for election at the 2008 Annual Meeting. The Board of Directors will therefore present only two nominees for election to the Company’s Board of Directors at the 2008 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 11, 2008 entitled “Varian Medical Systems Board Member Steven A. Leibel Passes Away.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Varian Medical Systems, Inc.

By:	/s/ John W. Kuo
Name:	John W. Kuo
Title:	Corporate Vice President, General Counsel and Secretary

Dated: February 12, 2008

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release dated February 11, 2008 entitled “Varian Medical Systems Board Member Steven A. Leibel Passes Away.”

EXHIBIT 99.1

FOR INFORMATION CONTACT:

Spencer Sias, (650) 424-5782

spencer.sias@varian.com

Varian Medical Systems Board Member Steven A. Leibel Passes Away

Palo Alto, Calif. – February 11, 2008 – The Varian Medical Systems, Inc. (NYSE:VAR) Board of Directors today regrets to report the death of its member Steve A. Leibel, MD, in Hawaii earlier this week. Leibel, who was newly appointed to the Varian board in October, 2007, was professor of radiation oncology at the Stanford University School of Medicine and the Ann and John Doerr Medical Director of the Stanford Cancer Center. He was 61.

“We are deeply saddened by this sudden and tragic loss of our friend and colleague,” said Richard M. Levy, chairman of the board for Varian Medical Systems. “Steve was one of the world’s great leaders in radiation oncology and cancer treatment. We worked closely with him and he offered us invaluable advice over the years on how we could improve our products to help his patients. He was among a group who gave us the guidance needed to develop products for IMRT (intensity modulated radiation therapy) which is now raising the standard of care for patients around the world. Steve’s considerable expertise and experience added an important dimension to our board. He was a wonderful human being, and he will be greatly missed both personally and professionally. We extend our deepest sympathies to his wife, Margy, and his family.”

Leibel was the medical director of the Stanford Cancer Center and professor of oncology at the Stanford University Medical School since 2004. He also served as associate director of clinical research and care at the Stanford Cancer Center since 2005. Prior to joining Stanford, Leibel served as chairman of the radiation oncology department at Memorial Sloan-Kettering Cancer Center in New York. He was on the medical staffs at Mercy Medical Center in New York, Phelps Memorial Hospital in New York, St. Clare’s Hospital in New Jersey, the University of California at San Francisco, Letterman Army Medical Center in San Francisco, and the Johns Hopkins University School of Medicine. Leibel also taught at the University of California in San Francisco and The Johns Hopkins University School of Medicine. Leibel earned his M.D. degree at the University of California, San Francisco in 1972 and a B.S. degree in Human Biology at Michigan State University in 1970.

Information about a memorial tribute to Leibel’s life is pending.

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Varian Medical Systems, Inc., of Palo Alto, California, is the world’s leading manufacturer of medical devices and software for treating cancer and other medical conditions with radiotherapy, radiosurgery, proton therapy, and brachytherapy. The company supplies informatics software for managing comprehensive cancer clinics, radiotherapy centers and medical oncology practices. Varian is a premier supplier of tubes and digital detectors for X-ray imaging in medical, scientific, and industrial applications and also supplies X-ray imaging products for cargo screening and industrial inspection. Varian Medical Systems employs approximately 4,400 people who are located at manufacturing sites in North America and Europe and approximately 60 sales and support offices around the world. For more information, visit http://www.varian.com.